UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2008

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

                       Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[x]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On December 3, 2008, Peoples Bancorp Inc. (“Peoples”) issued a news release related to the preliminary approval of its participation in the TARP Capital Purchase Program and the date of a Special Meeting of Shareholders.  A copy of the news release is attached as Exhibit 99 to this current Report on Form 8-K.

Peoples will release definitive proxy materials to shareholders in respect of a Special Meeting of Shareholders at such time as is appropriate under applicable laws, rules and regulations, including those of the SEC and NASDAQ.  Peoples’ shareholders are urged to read these definitive proxy materials when they become available because they will contain important information about the business to be conducted at such Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date: December 3, 2008	By: /s/	EDWARD G. SLOANE
Edward G. Sloane
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99	News Release issued December 3, 2008